Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
6. Commitments and Contingencies

(a)          Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance, and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered. The Company’s vessels are subject to estimated total calls payable to their P&I Association and may be subject to supplementary calls which are calculated as a percentage of the net estimated total calls for each year and after deducting any applicable rebates, laid up returns and other deductions. A decision to levy supplementary calls is made by the Board of Directors of the Association at any time during or after the end of the relevant policy year. There is no limit to the number or amount of supplementary calls that can be levied in respect of a policy year. Supplementary calls, if any, are issued when they are announced and according to the period they relate to. The Company, so far, has not been made aware of any supplementary calls outstanding in respect of any policy year.

The Company has an open balance from a dispute with one charterer for revenues recognized during 2022, which as of June 30, 2025, and December 31, 2024, amounted to $116 and is included in “Prepaid expenses” and other assets, net, in the accompanying consolidated balance sheets. In May 2024, in connection with its previously outstanding balance as of December 31, 2023 regarding another dispute with one of its charterers amounting to $120, the Company reached an amicable settlement in the amount of $111 and recorded, as a result, in six months ended June 30, 2024, an additional loss of $9 which is included in “Other operating loss/(income)” in the accompanying 2024 unaudited interim consolidated statement of comprehensive loss. No additional loss contingency or allowance was recorded in the six-month period ended June 30, 2025.

(b)          As of June 30, 2025, all of the Company’s vessels were fixed under time charter agreements, considered as operating leases and accounted for as per the provisions of ASC 842. The minimum contracted revenues expected to be generated (gross of charterers’ commissions), based on the existing commitments to non-cancelable time charter contracts as of June 30, 2025, and until their earliest expiration dates, all falling within 2025, were estimated at $2,157.